TITAN FINANCIAL SERVICES FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        SUPPLEMENT DATED AUGUST 21, 2001
                      TO PROSPECTUS DATED AUGUST 28, 2000


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

This document contains important information about the current adviser of the Titan Financial Services Fund, and the proposed merger of the Titan Fund into the Turner Future Financial Services Fund. Turner Investment Partners, Inc., currently is managing the Titan Fund's assets under a contract that the Titan Fund's Board approved in June. Turner Investment Partners also manages the Turner Future Financial Services Fund. You will soon receive a proxy/prospectus describing the proposed merger of the two Funds.

The following disclosure replaces the first paragraph of the section entitled "The Fund's Principal Investment Strategies" on page 2:

     The Fund primarily invests in equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, which Turner believes have above average growth potential or that are undervalued. Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis, to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

     A stock becomes a sell candidate if Turner directs deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capacity constraints, or to adjust stock position size relative to the target index.

     The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

All of the information on page 7 of the Prospectus is removed.

The following disclosure is inserted between the first and second paragraphs on page 9:

     The Fund is subject to the further risk that the stocks of technology-oriented financial services companies, both current and emerging, may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause financial services companies to become increasingly sensitive to short product cycles and aggressive pricing.

The following disclosure replaces the section entitled "The Investor Advisor" on pages 9-10:

     Turner is a registered investment adviser located in Berwyn, Pennsylvania and as of June 30, 2001 had approximately $10 billion in assets under management. The Fund is managed by Chris Perry, CFA, and Frank Sustersic, CFA, who are the portfolio managers for the Turner Future Financial Services Fund. Mr. Perry is a Senior Portfolio Manager who joined Turner in 1998. Prior to 1998 he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years of investment experience. Mr. Sustersic is a Senior Portfolio Manager who joined Turner in 1994. Mr. Sustersic has 12 years of investment experience. Both Messrs. Perry and Sustersic are also portfolio managers for certain other investment companies managed by Turner.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE